                                                                    EXHIBIT 4.3


                               STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of November 8, 1996 among CELLULAR TECHNICAL SERVICES COMPANY, INC., 2401 Fourth Avenue, Seattle, Washington 98121, a Delaware corporation (the "Company"), and the persons whose names and addresses are set forth on the signature page hereof (each a "Purchaser").

                                      ARTICLE I

                          PURCHASE AND SALE OF COMMON STOCK

    1.1 PURCHASE AND SALE. Upon the basis of the representations, warranties and covenants, for the consideration, and subject to the terms and conditions set forth in this Agreement, the Company agrees to sell to each Purchaser, and each Purchaser agrees to severally purchase from the Company, the number of shares of the Common Stock, $.001 par value of the Company set forth opposite his name on the signature page hereof which shares total an aggregate of 400,000 shares (the "Shares") free and clear of all claims, liens, charges and encumbrances of any nature whatsoever. In consideration of the sale of the Shares by the Company to the Purchasers, each Purchaser shall, on or before November 12, 1996, pay in cash or wire funds to the Company the amount set forth opposite his name on the signature page hereof. The opinion of Parker Chapin Flattau & Klimpl, LLP, counsel to the Company, concerning certain matters under this Agreement shall be delivered to the Purchasers upon full payment of the purchase price for the Shares.

                                     ARTICLE II

               REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         The Company represents, warrants and covenants to each Purchaser as follows:

    2.1 INCORPORATION AND ORGANIZATION. The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and operate its assets and properties and carry on its business as presently conducted and is duly qualified to do business and is in good standing in all jurisdictions in which the ownership or occupancy of its properties or its activities presently makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect upon the businesses, properties or assets of the Company.

    2.2 AUTHORITY AND VALIDITY. The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including without limitation the sale and issuance of the Shares. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. The Shares when issued in accordance with this Agreement will be, duly and validly issued, fully paid and nonassessable and free of pre-emptive rights by any shareholders of the Company.

    2.3 CONSENTS AND APPROVALS. Assuming the accuracy of the representation of each Purchaser set forth in Section 3.5 hereof and except as may be required pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or pursuant to the Securities Act of 1933, as amended (the "Securities Act"), in connection with the Company's registration obligation under Article IV hereof, all authorizations, approvals and consents, if any, required to be obtained from, and all registrations, declarations and filings, if any, required to be made with all governmental authorities and regulatory bodies to permit the Company to execute and deliver and to perform its obligations under, this Agreement have been obtained or made, as the case may be, and all such authorizations, approvals, consents, registrations, declarations and filings (collectively, "Company consents and filings") are in full force and effect, except where failure to obtain and/or maintain in full force and effect such Company consents and filings would not have a material adverse effect upon the execution and delivery of, and upon the performance of the Company's obligations under, this Agreement.

    2.4 NO VIOLATIONS. Neither the execution or delivery by the Company, nor the consummation by the Company of the transactions herein contemplated, nor the fulfillment by the Company of the terms and provisions hereof (i) will conflict with, violate or result in a breach of, any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, determination or award of any court, governmental department, board, agency or instrumentality or any arbitrator, applicable to the Company, (ii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of the Company's certificate of incorporation and by-laws, or (iii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any material loan agreement, indenture, trust, deed or other agreement or instrument to which the Company is a party or by which it is bound, except where such conflict, violation or breach will not have a material adverse effect on the Company's execution, delivery, consummation or fulfillment of this Agreement.

    2.5 PUBLIC DOCUMENTS. As of the dates on which they were filed, none of the Company's filings with the Securities and Exchange Commission (the "SEC") since January 1, 1996 contained any untrue statements of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has registered its Common Stock pursuant to
Section 12 of the Exchange Act and the Common Stock is included for trading on the NASDAQ Stock Market. The Company has filed in a timely manner all material required to be filed pursuant to all applicable reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least 12 months prior to the date hereof. As of November 11, 1996 the Company has issued and outstanding 22,212,708 shares of Common Stock.

    2.6 FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in the Company's filings with the SEC that (i) is likely to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company and its subsidiaries taken as a whole or (ii) is likely to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

    2.7 EXEMPTION FROM SECURITIES ACT. Assuming that the representations, warranties and acknowledgments of each Purchaser provided for in Article III hereof are true and correct, the sale of the Shares to each such Purchaser pursuant to this Agreement will be exempt from the registration provisions of the Securities Act and the registration provisions of any blue sky or other state referred to as "blue sky laws") of any applicable jurisdiction.

                                     ARTICLE III

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

    Each Purchaser severally represents, warrants and covenants to the Company solely with respect to himself as follows:

    3.1 ORGANIZATION. Each Purchaser which is not an individual has been duly organized and is subsisting and has full power and authority to own and operate its assets and properties and carry on its businesses as presently conducted.

    3.2 AUTHORITY. Such Purchaser has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of such Purchaser. This Agreement has been duly and validly executed and delivered by such Purchaser and constitutes a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

    3.3 CONSENTS AND APPROVALS. Assuming the accuracy of the representations of the Company set forth in Section 2.3 hereof, all authorizations, approvals and consents, if any, required to be obtained from, and all registrations, declarations and filings, if any, required to be made with, all governmental authorities and regulatory bodies to permit such Purchaser to execute and deliver, and to perform its obligations under this Agreement have been obtained or made, as the case may be, and all such authorizations, approvals, consents, registrations, declarations and filings (collectively, Purchaser consents and filings") are in full force and effect, except where failure to obtain and/or maintain in full force and effect the Purchaser consents and filings would not have a material adverse effect upon the execution and delivery of, and upon the performance of the Purchasers' obligations under, this Agreement.

    3.4 NO VIOLATIONS. Neither the execution or delivery by such Purchaser of this Agreement, nor the consummation by such Purchaser of the transactions herein contemplated, nor the fulfillment by such Purchaser of the terms and provisions hereof (i) will conflict with, violate or result in a breach of, any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, determination or award of any court, governmental department, board, agency or instrumentality or any arbitrator, applicable to such Purchaser, or (ii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any material loan agreement, indenture, trust, deed or other agreement or instrument to which such Purchaser is a party or by which he is bound, except where such conflict, violation or breach will not have a material adverse effect on such Purchaser's execution, delivery, consummation or fulfillment of this Agreement.

    3.5 INVESTMENT REPRESENTATION. Such Purchaser is an accredited investor within the meaning of Regulation D promulgated under the Securities Act and is acquiring the Shares for his own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act and that the Shares will not be resold except in compliance with the Securities Act. Such Purchaser understands that the Shares have not been registered under the

Securities Act or any blue sky laws in reliance, in part, upon the representations, warranties and covenants contained herein. Such Purchaser also understands that he cannot offer for sale, sell or transfer the Shares except as provided below.

    3.6 TRANSFER RESTRICTIONS. Such Purchaser agrees that the following restrictive legend will be placed on certificates representing any or all of the Shares and that transfer of any or all of the Shares may be refused by the Company's transfer agent unless the Shares for which transfer is sought are registered under the Securities Act and all other applicable federal securities or blue sky laws or unless such Purchaser provide information satisfactory to the Company that such registration is not required:

    "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES."

    Such Purchaser agrees that the Shares being delivered pursuant to this Agreement shall not be transferred by such Purchaser except (i) pursuant to an effective registration statement under the Securities Act, or (ii) pursuant to an exemption from registration under the Securities Act. Each Purchaser represents and warrants that he or it has (i) such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Common Stock, (ii) all information deemed by him or it to be necessary or appropriate to evaluate the risks and merits of an investment in the Company Securities, (iii) received all information requested from the Company and (iv) had the opportunity to ask questions of and receive answers from representatives of the Company concerning the Company.

                                      ARTICLE IV

    4.1  REGISTRATION.   The Company, at its cost and expense as provided in
Section 5.3 below, agrees to effect the registration under the Securities Act and relevant blue sky laws of the Shares (the "Registration Shares") in order to permit their resale by the Purchasers in the manner selected by the Purchasers. The Company and the Purchaser shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. Within 60 days following the date hereof, the Company shall file a registration statement on Form S-3 with respect to the resale of the Registration Shares and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter. Such best efforts shall include, but not be limited to, (i) promptly responding to all comments received from the staff of the SEC, (ii) providing the Purchaser's counsel with a contemporaneous copy of all written communications from and to the staff of the SEC with respect to such registration statement,
(iii) promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the SEC, (iv) furnishing to each Purchaser such number of copies of each prospectus included in the registration statement for the Registration Shares, including each preliminary prospectus, each of which shall be in conformity with the requirements of the rules and regulations of the SEC, (v) notifying each Purchaser at any time when a prospectus relating to such Registration Shares is required to be delivered under rules and regulations of the SEC of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing, and promptly preparing and furnishing to each Purchaser a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registration Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, (vi) using its reasonable commercial efforts to cause all Registration Shares to be included for trading on the NASDAQ Stock Market and (vii) in instances where an exemption from such qualification is not available, using its reasonable best efforts to register or qualify the Registration Shares under the securities or blue sky laws of such jurisdictions as each Purchaser shall reasonably request; provided, that the Company shall not be required to register or qualify under the blue sky laws in states where the Company is already cleared. Once declared effective by the SEC, the Company shall cause such registration statement to remain effective until the earlier of
(i) the sale by the Purchaser of all shares so registered or (ii) 360 days after the effective date of such registration statement.

    (b) In anticipation of the registration of the Registration Shares under the Securities Act and the rules and regulations promulgated thereunder pursuant to this Agreement, the Company will: (i) indemnify and hold harmless each Purchaser and each other person, if any, who controls each Purchaser within the meaning of the Securities Act (each such party, an "Indemnified Party"), to the fullest extent permitted by law, against any losses, claims, damages or liabilities, joint or several, to which any such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which the Registration Shares were registered under the Securities Act and the rules and regulations promulgated thereunder, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) promptly reimburse each Indemnified Party on demand for any reasonable legal or any other expenses reasonably incurred thereby in connection with investigating or defending such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party specifically for incorporation therein.

    (c) Each Purchaser will severally (i) indemnify and hold harmless the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, to the fullest extent permitted by law, against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement under which the Registration Shares were registered under the Securities Act and the rules and regulations promulgated thereunder, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) promptly reimburse the Company on demand and each other person, if any, who controls the Company within the meaning of the Securities Act for any reasonable legal or any other expenses reasonably incurred thereby in connection with investigating or defending any such loss, claim, damage, liability or action, in each case under clause (i) or (ii) of this paragraph (c) to the extent and only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement in said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser specifically for incorporation therein.

    (d) In addition to the indemnification and remedies provided above, each of the Company, on the one hand, and each Purchaser severally on the other hand, agrees to indemnify the other and hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other party may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it or him in this Agreement.

                                      ARTICLE V

                                    MISCELLANEOUS

    5.1 COLLATERAL AGREEMENTS, AMENDMENTS AND WAIVERS. This Agreement supersedes all prior documents, understandings and agreements, oral or written, relating to this transaction and constitutes the entire understanding between the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement may be made only by an instrument in writing executed by the party against whom enforcement thereof is sought.

    5.2 SUCCESSORS AND ASSIGNS. Neither the Purchasers' nor the Company's rights or obligations under this Agreement may be assigned, except that each Purchaser may assign his rights hereunder to an affiliate or other purchaser in a private transaction provided that (i) such affiliate or purchaser is deemed an "accredited investor" within the meaning of Regulation D of the Securities Act,(ii) the affiliate or purchaser certifies to the Company that he or it is an "accredited investor" and (iii) the affiliate or purchaser shall execute and deliver such documentation as the Company deems necessary to be bound by the terms of this Agreement. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this Section 5.2, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    5.3 EXPENSES. Each party shall pay all costs and expenses incurred by it in connection with the negotiation, execution and delivery of this Agreement and the transactions contemplated hereby. The Company shall pay all costs and expenses incurred in connection with the registration of the Registration Shares pursuant to Article IV hereof, except that the Company will not be responsible for paying Purchasers' legal costs or brokerage commissions incurred in connection therewith.

    5.4 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then, if possible such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification shall not affect any other provision hereof, provided that if such provision may not be so modified such illegality, invalidity or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

    5.5 NOTICES. In any case where any notice or other communication is required or permitted to be given hereunder (including, without limitation, any change in the information set forth in this

Section 5.5) such notice or communication shall be in writing and (a) personally delivered, (b) sent by registered United States mail, postage prepaid, return receipt requested, (c) transmitted by telecopy or (d) sent by way of a recognized overnight courier service, postage prepaid, return receipt requested with instructions to deliver on the next business day, in each case as follows:

                   If to the Company, to:

                   Mr. Stephen Katz, Chairman of the Board
                   Cellular Technical Services Company, Inc.
                   2401 Fourth Avenue
                   Seattle, Washington 98121

                   with a copy to:

                   Parker Chapin Flattau & Klimpl, LLP
                   1211 Avenue of the Americas
                   New York, New York 10036
                   Attention: Edward R. Mandell

                   If to a Purchaser to his or its address
                   set forth on the signature page hereof

                   with a copy to:

                   Lawrence N. Rosen, Esq.
                   2925 Aventura Boulevard, Suite 308
                   Aventura, Florida 33180

                   and

                   Jeffrey M. Levine, CPA
                   1050 Lee Wagener Boulevard, Suite 301
                   Ft. Lauderdale, Florida 33315

    5.6 PUBLIC ANNOUNCEMENT. Neither the Company nor the Purchaser shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld, provided that the Company may make such disclosure as it deems appropriate pursuant to its reporting obligations under the Exchange Act and that each party may issue such press releases or public announcements as shall be required by law.

    5.7 NO THIRD-PARTY BENEFICIARIES. No person or entity not a party to this Agreement or referred to in 5.2 hereof shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder.

    5.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW. EACH OF THE PARTIES CONSENTS TO THE JURISDICTION OF THE FEDERAL COURTS WHOSE DISTRICTS ENCOMPASSES ANY PART OF THE CITY OF NEW YORK OR THE STATE COURTS OF THE

STATE OF NEW YORK LOCATED WITHIN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING UNDER THIS AGREEMENT AND HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION BASED ON FORUM NON CONVENIENS, TO THE BRINGING OF ANY SUCH PROCEEDING IN SUCH JURISDICTIONS.

    5.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement binding upon each of the parties hereto.

    5.10 HEADINGS. Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Agreement.

    5.11 GENDER. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

              CELLULAR TECHNICAL SERVICES COMPANY, INC.

              By: /s/ Stephen Katz
                 ____________________________________________
                   Stephen Katz, Chairman of the Board


              PURCHASERS                     NO. OF SHARES      PURCHASE PRICE
              ----------                     -------------      --------------
                                                120,000           $1,950,000
              /s/ Harvey Sandler
              _____________________
              Harvey Sandler
              17663 Lake Estates Drive
              Boca Raton, Florida 33496
              ###-##-####
              --------------------------
              Social Security No.
                                                 60,000              975,000
              /s/ Phyllis Sandler
              ______________________
              Phyllis Sandler
              17663 Lake Estates Drive
              Boca Raton, Florida 33496

              ###-##-####
              --------------------------
              Social Security No.
                                                 65,000            1,056,250
              /s/ Ricky Sandler
              ______________________
              Fusion Partners L.P.
              c/o Ricky Sandler
              237 Park Avenue, Suite 801
              New York, New York l00l7

              13-3796083
              ---------------------------

              Social Security No.
                                                  1,300               21,125
              /s/ Ricky Sandler
              _______________________
              Rising Stars Off Shore
              Fund, Ltd.*
              c/o Ricky Sandler
              237 Park Avenue, Suite 801
              New York, New York 10017
                                                  3,700               60,125
              /s/ Ricky Sandler
              ________________________
              Ricky Sandler
              237 Park Avenue, Suite 801
              New York, New York 10017

              ###-##-####
              ---------------------------
              Social Security No.
                                                 10,000              162,500
              /s/ Andrew Sandler
              _________________________
              Andrew Sandler
              422 East 72nd Street, Apt. 33E
              New York, New York l0021

              ###-##-####
              ---------------------------
              Social Security No.
                                                120,000            1,950,000
              /s/ Martin Tash
              _________________________
              Martin Tash
              17049 Northway Circle
              Boca Raton, Florida 33496

              ###-##-####
              ---------------------------
              Social Security No.

              /s/ Jeffrey M. Levine
              _________________________          10,000              162,500
              Jeffrey M. Levine
              3520 Magellen Circle, No. 737
              North Miami Beach, Florida 33180

              ###-##-####
              ----------------------------
              Social Security No.
                                                 10,000              162,500
              /s/ David Ross
              __________________________
              David Ross
              6860 Lions Head Lane
              Boca Raton, Florida 33496

              ###-##-####
              ---------------------------
              Social Security No.

              *Off shore entity